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                                                               EXHIBIT 10.33

[LOGO]  [SEAFIRST BANK LETTERHEAD]                         LOAN MODIFICATION
              MEMBER FDIC                                          AGREEMENT
____________________________________________________________________________

        This agreement amends the Loan Agreement dated December 7, 1995("Agreement") executed by SPACELABS MEDICAL, INC., a California corporation ("Borrower"), SPACELABS MEDICAL, INC., a Delaware corporation ("Guarantor"), and SEATTLE-FIRST NATIONAL BANK ("Lender"), and the "Revolving Note," as such term is defined in the Agreement. Seattle-First National Bank has since changed its name to Bank of America NW, N.A., but continues to do business as "Seafirst Bank." All terms defined in the Agreement shall have the same meaning when used in this agreement, except as may be otherwise provided in this agreement. For mutual consideration, Borrower and Lender agree to amend the Agreement as follows:

        1. Maturity date. The definition of "Revolving Loan Maturity Date," found in Section 1.1 of the Agreement, is amended to read as follows:

                "Revolving Maturity Date" means June 30, 1999, or such other date as shall be established pursuant to Section 2.12.

        2. Revolving Note. Section 1 of the Revolving Note is amended to read as follows:

                Except as provided below, this Revolving Note evidences a revolving line of credit to the Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, the Borrower may borrow, repay and reborrow up to the maximum principal amount of Ten Million Dollars ($10,000,000), at any time on or before the Maturity Date.

        3. Other Terms. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Loan Documents, as such term is defined in the Agreement, shall remain in full force and effect.

        DATED November 25, 1996.

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
Lender:                                             Borrower:

SEAFIRST BANK                                       SPACELABS MEDICAL, INC., a California
                                                    corporation

By: /s/ Hendrikus T. Knottnerus                     By: /s/ James A. Richman
-------------------------------                     -----------------------------------------------

Title:  Vice President                              Title:  Vice President and Corporate Controller
-------------------------------                     -----------------------------------------------
     Hendrikus T. Knottnerus
                                                    Guarantor:

                                                    SPACELABS MEDICAL, INC., a Delaware
                                                    corporation

                                                    By: /s/James A. Richman

                                                    Title:  Vice President and Corporate Controller
                                                    -----------------------------------------------
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